UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) October 25, 2005
                                                         ----------------

                               INFOCROSSING, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                  DELAWARE                0-20824          13-3252333
      -------------------------------   -----------   ------------------
      (State or other Jurisdiction of   Commission      (IRS Employer
       Incorporation or Organization)   File Number   Identification No.)



             2 Christie Heights Street Leonia, New Jersey     07605
             ------------------------------------------------------
             (Address of Principal Executive Offices)    (Zip Code)

       Registrant's telephone number, including area code: (201) 840-4700
                                                           --------------
                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | | Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This report may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including, but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of Infocrossing, Inc.'s products and services in the marketplace; competitive factors; closing contracts with new customers and renewing contracts with existing customers on favorable terms; expanding services to existing customers; new products; technological changes; Infocrossing, Inc.'s dependence upon third-party suppliers; intellectual property rights; difficulties with the identification, completion, and integration of acquisitions, including the integration of Infocrossing Healthcare Services, Inc., f/k/a Verizon Information Technologies Inc., and (i)Structure, LLC; and other risks. For any of these factors, Infocrossing, Inc. claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.



ITEM 7.01     REGULATION FD DISCLOSURE

On October 25, 2005, Infocrossing, Inc., (the "Company") announced financial guidance for the third quarter of 2005 and the full-year 2006. For the third quarter ending September 30, 2005, the Company forecasts revenue of $34.1 million and net income of $0.1 million, or $0.01 per diluted share. During the same period, the Company forecasts earnings before interest, taxes, depreciation and amortization (EBITDA) of $4.4 million. The Company presents EBITDA because it considers such information an important supplemental measure of its performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies with comparable market capitalization, many of which present EBITDA when reporting their results. A reconciliation of EBITDA to net income is included in the table below.

In a press release covered in a separate Current Report on Form 8-K, the Company also announced that a definitive agreement had been signed to acquire
(i)Structure LLC from a subsidiary of Level 3 Communications, Inc. The transaction is expected to close, subject to customary conditions, including Hart-Scott-Rodino clearance, within 45 days.

Including the acquisition, the Company forecasts revenue for the full year ending December 31, 2006 to be between $239.0 million and $246.0 million, and net income for the period to be between $6.8 million to $7.9 million. EBITDA for 2006 is projected to be between $43.5 million to $46.1 million. A reconciliation of net income to EBITDA is included in the table below.


                        RECONCILIATION OF EBITDA TO NET INCOME
                                     (IN MILLIONS)

                                  PROJECTED
                                   QUARTER
                                   ENDING
                                  SEPTEMBER           PROJECTED YEAR ENDING
                                   30, 2005             DECEMBER 31, 2006
                                                       FROM              TO

Net income                        $       0.1       $       6.8       $     7.9
Tax provision                             0.2               4.5             5.2
Interest                                  1.4              10.0            10.4
Depreciation and amortization             2.7              22.2            22.6
                                 -------------     -------------     -----------
EBITDA                            $       4.4       $      43.5       $    46.1
                                 =============     =============     ===========


ITEM 9.01(c)

EXHIBITS.

          99      Press release of the Company dated October 25, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INFOCROSSING, INC.


Date:  October 25, 2005                  By:   /s/ WILLIAM J. McHALE
                                              ----------------------------------
                                              William J. McHale
                                              SVP-Finance, CFO & Treasurer